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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: January 4, 2002

PHARMACOPEIA, INC.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	0-27188 (Commission File Number)	33-0557266 (I.R.S. Employer Identification No.)

CN 5350, Princeton, New Jersey (Address of Principal Executive Offices)	08543-5350 (Zip Code)

(609) 452-3600
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

    On January 4, 2002, Pharmacopeia, Inc. ("Pharmacopeia") made a presentation to Institutional Shareholder Services, Inc. regarding Pharmacopeia's proposed acquisition of Eos Biotechnology, Inc. ("Eos") pursuant to an Agreement and Plan of Merger and Reorganization dated as of August 21, 2001.

    The materials utilized during the presentation have been filed as an exhibit to this report and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits:

Exhibit #	Description
99.1	Presentation to Institutional Shareholder Services, Inc. dated January 4, 2002

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHARMACOPEIA, INC.

Date: January 4, 2002	By:	/s/ MICHAEL G. LENAHAN Michael G. Lenahan Executive Vice President and General Counsel

EXHIBIT INDEX

99.1	Presentation to Institutional Shareholder Services, Inc. dated January 4, 2002

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SIGNATURE
EXHIBIT INDEX